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                                                                   Exhibit 10.71


                           AMENDMENT NUMBER TWENTY TO
             THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS

THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS (the "Plan") is hereby amended as follows, effective as of the dates set forth below:

     1. Section 1.4.21 of the Plan is hereby amended by adding the following new subsidiary at the end of the list therein and to be lettered accordingly:

          "SafeGuard Health Plans, Inc., a California Corporation."

     2. The Plan is hereby amended by restating the final sentence of the first paragraph of subsection 1.4.19 to read as follows:

          "'Service' shall also mean the whole number of the Employee's completed years of employment with the following entities or any of such entities' affiliates immediately prior to the closing of the acquisition of all or a portion of the stock or assets of such entities by the Company, Subsidiary or an Affiliate, as reflected in the records of such acquired entities immediately prior to such closing:

          (i)  EverBank Reverse Mortgage, LLC

          (ii) First Horizon Home Loans, an operating division of First Tennessee Bank National Association

          (iii) SafeGuard Health Plans, Inc., a California Corporation."

     3.   This amendment shall be effective as of January 1, 2009.

IN WITNESS WHEREOF, the Company and the Subsidiary below (solely with respect to paragraph 1 above) have caused this amendment to be executed by an officer thereunto duly authorized on the date noted below the officer's signature.

METROPOLITAN LIFE INSURANCE COMPANY     SAFEGUARD HEALTH PLANS, INC.
                                        A CALIFORNIA CORPORATION


By: /s/ Lynne E. DiStasio               By: /s/ Michael Schwartz
    ---------------------------------       ------------------------------------
Name/Title: Lynne E. DiStasio, VP       Name/Title: Michael Schwartz, President
            -------------------------               ----------------------------
Date: 12/8/08                           Date: December 16, 2008
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Witness: /s/ Lucida Plummer             Witness: /s/ Illegible
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